EXHIBIT 10.17

EXECUTION COPY

AMENDMENT NO. 6
TO CREDIT AGREEMENT
Dated as of March 18, 1999

                    THIS AMENDMENT NO. 6 TO CREDIT AGREEMENT ("Amendment") is made as of June 13, 2002 by and among Spartan Stores, Inc., a Michigan corporation (the "Borrower"), the financial institutions listed on the signature pages hereof as lenders (the "Lenders"), ABN AMRO Bank N.V., in its capacity as Arranger, Collateral Agent, Syndication Agent and Administrative Agent (the "Administrative Agent") and Standard Federal Bank (f/k/a Michigan National Bank), in its capacity as a Co-Arranger (the "Co-Arranger") under that certain Credit Agreement dated as of March 18, 1999 by and among the Borrower, the Lenders, the Co-Arranger and the Administrative Agent, as modified by that certain Waiver dated as of April 22, 1999, that certain Amendment No. 1 dated as of May 10, 1999, that certain Consent dated as of June 19, 1999, that certain Acquisition Consent dated as of November 9, 1999, that certain Consent dated as of December 15, 1999, that certain Acquisition Consent dated as of March 7, 2000, that certain Amendment No. 2 dated as of June 25, 2000, that certain Acquisition Consent Memorandum dated as of January 5, 2001, that certain Amendment No. 3 dated as of February 23, 2001, that certain Amendment No. 4 dated as of April 23, 2001, that certain Amendment No. 5 dated as of March 15, 2002 and that certain Consent dated as of May 23, 2002 (as so modified and as hereafter amended, modified or restated, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

WITNESSETH

                    WHEREAS, the Borrower, the Lenders, the Co-Arranger and the Administrative Agent are parties to the Credit Agreement;

                    WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in certain respects and the Lenders, the Co-Arranger and the Administrative Agent are willing to so amend the Credit Agreement on the terms and conditions set forth herein;

                    NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, the Co-Arranger and the Administrative Agent have entered into this Amendment.

          1.          Amendments to Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

          (a)          The table set forth in Section 7.4(C) is restated in its entirety as follows:

Quarter(s) Ending	Ratio

March 30, 2002 through June 22, 2002	5.50 to 1.00

September 14, 2002 through January 4, 2003	5.75 to 1.00

March 29, 2003	5.25 to 1.00

June 21, 2003	5.00 to 1.00

September 13, 2003 through March 27, 2004	4.75 to 1.00

June 19, 2004 through March 26, 2005	4.25 to 1.00

June 18, 2005 through March 25, 2006	4.00 to 1.00

June 17, 2006 and each quarter thereafter	3.75 to 1.00

          (b)          The table set forth in Section 7.4(D) is restated in its entirety as follows:

Quarter(s) Ending	Ratio

March 30, 2002 through June 22, 2002	2.75 to 1.00

September 14, 2002 through January 4, 2003	2.50 to 1.00

March 29, 2003	2.75 to 1.00

June 21, 2003 through March 27, 2004	3.00 to 1.00

June 19, 2004 through March 26, 2005	3.25 to 1.00

June 18, 2005 and each quarter thereafter	3.50 to 1.00

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          2.          Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if:

          (a)          the Administrative Agent shall have received duly executed originals of this Amendment from the Borrower, the Administrative Agent and the Required Lenders;

          (b)          the Administrative Agent shall have received a duly executed reaffirmation in the form attached hereto as Exhibit A; and

          (c)          the Borrower issues Subordinated Indebtedness on or prior to September 14, 2002; and

          (d)          the Administrative Agent shall have received an amendment fee for the ratable account of those Lenders who have submitted their signature pages to this Amendment on or prior to 5:00 p.m. (New York City time) on Thursday, June 13, 2002 (the "Approving Lenders") in the amount of 25 basis points on the sum of such Approving Lenders' (i) Acquisition Facility Commitments, (ii) Revolving Loan Commitments and (iii) outstanding principal balance of their Term Loans.

          3.          Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

          (a)          The Borrower has the legal power and authority to execute and deliver this Amendment and the officer(s) of the Borrower executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof.

          (b)          This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their terms.

          (c)          Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement and the other Loan Documents to the extent the same are not amended hereby, agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          (d)          There exists no Default or Unmatured Default.

          4.          Reference to the Effect on the Credit Agreement.

          (a)          Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended previously and as amended hereby.

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          (b)          Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

          (c)          The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Arrangers, the Agents or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          5.          Costs and Expenses. The Borrower agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Arrangers and the Agents) incurred by the Arrangers and the Agents in connection with the preparation, arrangement, execution and enforcement of this Amendment.

          6.          Governing Law. ANY DISPUTE BETWEEN THE BORROWER AND ANY AGENT OR ANY LENDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          7.          Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          8.          Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto sent to the Arranger or the Arranger's counsel shall be effective as an original counterpart signature provided each party executing such a facsimile counterpart agrees to deliver originals to the Arranger thereof.

          9.          No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.

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                    IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

SPARTAN STORES, INC., as Borrower

By:	/s/ David M. Staples
Name: David M. Staples
Title: EVP and CFO

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

ABN AMRO BANK N.V., as Administrative Agent, Arranger, Syndication Agent, Collateral Agent, as a Lender and as an Issuing Bank

By:	/s/ W. Stephen Jones
Name: W. Stephen Jones
Title: Senior Vice President

By:	/s/ Peter J. Hallan
Name: Peter J. Hallan
Title: Vice President

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

STANDARD FEDERAL BANK (f/k/a Michigan National Bank), as Co-Arranger, as a Lender and as an Issuing Bank

By:
Name:
Title:

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

BANK ONE, NA

By:	/s/ Catherine A. Muszynski
Name: Catherine A. Muszynski
Title: Director

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

HARRIS TRUST AND SAVINGS BANK

By:	/s/ Michael Johns
Name: Michael Johns
Title: Vice President

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

NATIONAL CITY BANK

By:	/s/ Thomas E. Redmond
Name: Thomas E. Redmond
Title: Vice President

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

ORIX FINANCIAL SERVICES, INC.

By:	/s/ F. R. Rucker
Name: F. R. Rucker
Title: V.P.

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

COMERICA BANK

By:	/s/ Robert M. Porterfield
Name: Robert M. Porterfield
Title: Vice President

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

FIRSTAR BANK, N.A.

By:	/s/ Scott A. Dvornik
Name: Scott A. Dvornik
Title: Vice President

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Edwin H. Garrison Jr.
Name: Edwin H. Garrison Jr.
Title: First Vice President

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

BALANCED HIGH-YIELD FUND I LTD., By: ING Capital Advisors LLC, as Asset Manager

By:	/s/ John J. D'Angelo
Name: John J. D'Angelo
Title: Vice President

BALANCED HIGH-YIELD FUND II LTD., By: ING Capital Advisors LLC, as Asset Manager

By:	/s/ John J. D'Angelo
Name: John J. D'Angelo
Title: Vice President

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

THE BANK OF NOVA SCOTIA

By:	/s/ N. Bell
Name: N. Bell
Title: Senior Manager

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Scott A. Dvornik
Name: Scott A. Dvornik
Title: Vice President

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

NCB CAPITAL CORPORATION

By:	/s/ John S. GordtHuart, Jr.
Name: John S. GordtHuart, Jr.
Title: Managing Director

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A. "RABOBANK NEDERLAND," NEW YORK BRANCH

By:	/s/ Ian Reece
Name: Ian Reece
Title: Managing Director

By:	/s/ Thomas F. Kelly
Name: Thomas F. Kelly
Title: Vice President

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

BANK ONE, MICHIGAN

By:	/s/ Catherine A. Musyznski
Name: Catherine A. Musyznski
Title: Director

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: David L. Babson & Company Inc. as Investment Adviser

By:	/s/ Richard C. Morrison
Name: Richard C. Morrison
Title: Managing Director

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

SAAR HOLDINGS CDO, LIMITED By: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager

By:	/s/ Richard C. Morrison
Name: Richard C. Morrison
Title: Managing Director

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

KZH RIVERSIDE LLC

By:	/s/ Susan Lee
Name: Susan Lee
Title: Authorized Agent

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

SCUDDER FLOATING RATE FUND

By:	/s/ Kenneth Weber
Name: Kenneth Weber
Title: Sr. Vice President

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

OLYMPIC FUNDING TRUST, SERIES 1999-1

By:	/s/ Diana L. Mushill
Name: Diana L. Mushill
Title: Authorized Agent

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

FIFTH THIRD BANK (WESTERN MICHIGAN)

By:	/s/ David A. Foote
Name: David A. Foote
Title: Vice President

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

FLEET NATIONAL BANK (f/k/a Summit Bank)

By:
Name:
Title:

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

THE CIT GROUP/EQUIPMENT FINANCING, INC.

By:	/s/ Katie J. Saunders
Name: Katie J. Saunders
Title: Senior Credit Analyst

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

FRANKLIN FLOATING RATE TRUST

By:
Name:
Title:

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

MUIRFIELD TRADING LLC

By:	/s/ Diana L. Mushill
Name: Diana L. Mushill
Title: Asst. Vice President

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

HELLER FINANCIAL LEASING INC.

By:	/s/ Ronald E. Lis
Name: Ronald E. Lis
Title: Vice President

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

TCF NATIONAL BANK

By:	/s/ Glenn J. Stadler
Name: Glenn J. Stadler
Title: Vice President

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

AIMCO CDO, SERIES 2000-A

By:	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

By:	/s/ Jerry D. Zinkula
Name: Jerry D. Zinkula
Title: Authorized Signatory

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

By:	/s/ Jerry D. Zinkula
Name: Jerry D. Zinkula
Title: Authorized Signatory

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

SEQUILS-CUMBERLAND I, LTD.

By: Deerfield Capital Management, L.L.C., as its Collateral Manager

By:	/s/ Matt Stouffer
Name: Matt Stouffer
Title: Vice President

Signature Page to
Amendment No. 6
Spartan Stores, Inc.

PERSEUS CDO I, LIMITED

By: Massachusetts Mutual Life Insurance Company, as its Portfolio Manager

By:	/s/ Steven J. Katz
Name: Steven J. Katz
Title: Second Vice President and Associate General Counsel

Signature Page to
Amendment No. 6
Spartan Stores, Inc.